Exhibit 77Q1A
Amended and Restated Agreement and Declaration of Trust dated
July 1, 2013 is hereby incorporated by reference to exhibit a.(1) which was filed with the Registrants
Post-Effective Amendment No. 101 on August 15, 2013.